Second Quarter 2011 Earnings Conference Call July 26, 2011 Exhibit 99.2

Introductory Comments
“Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: With
the exception of the historical information contained in this presentation, the matters described herein contain "forward-looking" statements that involve risk and uncertainties that may individually or collectively affect the matters herein described, including but not limited to the Company's risks associated with overall or regional economic conditions, dependence upon affiliated dental practices, contracts the affiliated practices have with third-party payors, government regulation of the dental industry, impact of health care reform, dependence upon service agreements and the impact of any terminations or potential terminations of such contracts, business interruptions, the outcome of pending litigation and the Company's acquisition and affiliation strategy, which are detailed from time to time in the "Risk Factors" section of the Company's filings with the Securities and
Exchange Commission, including its annual report on Form 10-K and quarterly reports on Form 10-Q.
Certain financial measures that are not in accordance with Generally Accepted
Accounting Principles are included in these slides.  Please see our press release, which is available on our website, www.amdpi.com, for a presentation of the most comparable
GAAP measures and a reconciliation of these non-GAAP measures.

3 Highlights • Financial results for 2Q11 vs. 2Q10: Net revenue +2% Earnings from operations -25% Net earnings -15% • Completed seven in-market acquisitions

$116.0 million vs. $111.9 million +3.6%
•
+1.0% same market growth
•
+0.0% same market excluding
acquisitions growth
•
-0.7% same facility growth
Components of same market growth
•
+0.8% hours
•
+3.3% productivity per hour
•
-3.1% effectivity (b)
Revenue mix
•
12% fee for service
•
78% PPO
•
5% managed care
•
5% Medicaid/CHIPS
Patient Revenue of Affiliated Practices (a)
Components of Same Market
-6%
-4%
-2%
0%
2%
4%
6%
2Q10 3Q10 4Q10 1Q11 2Q11
Hours PPH Effectivity
Same Market Growth
-4%
-2%
0%
2%
4%
2Q10 3Q10 4Q10 1Q11 2Q11
Same Facility Development Acquisitions
Revenue Mix
0%
25%
50%
75%
100%
2Q10 3Q10 4Q10 1Q11 2Q11
FFS PPO MC Medicaid
(a) See appendix for discussion of patient revenue of affiliated practices.
(b) Effectivity is the difference between full fee increases and the net fee increases actually realized from patients and insurance companies.

Income Statement
2011 2010 Change Comments
Net revenue 73,953 $   72,366 $
2%
Cincinnati Dental (6/10) platform acquisition
Operating expenses:
     Salaries and benefits 29,196      28,735      (23)            b.p.
     Lab fees and dental supplies 11,790      10,668      120           b.p. Lab fees 90 bp / dental supplies 30 bp
     Office occupancy expenses 9,509        9,131        24             b.p.
     Other operating expenses 7,682        6,878        88             b.p. Cincinnati Dental 45 bp / professional fees 34 bp
     General corporate expenses 4,160        3,669        56             b.p. Legal fees 22 bp / stock option expense 14 bp
EBITDA 11,616      13,285      -13%
EBITDA margin 15.7% 18.4% (265)          b.p.
     Depreciation expense 3,070        2,862        20             b.p.
     Amortization of intangible assets 2,559        2,464        6               b.p.
Earnings from operations 5,987        7,959        -25%
EFO margin 8.1% 11.0% (290)          b.p.
     Interest expense, net 1,525        2,726        Debt refinancing of $370K in 2011 and $615K in 2010
Earnings before income taxes 4,462        5,233        -15%
     Income taxes 1,818        2,082
     Effective tax rate 40.7% 39.8%
Consolidated net earnings 2,644        3,151        -16%
     Noncontrolling interest 15             39
Net earnings 2,629 $     3,112 $     -16%
Diluted EPS 0.17 $       0.19 $       -14%
Diluted weighted shares outstanding 15,753      16,056      -2%
Q2
(thousands, except per share amts)

Cash Flow
Operating activities
Favorable cash interest and cash
taxes.  Patient receivable DSO @
6/30/11 of 25 vs DSO @ 6/30/10 of 26
Maintenance capital expenditures
Includes 16 Improvis EDR
implementations
Acquisitions
Completed 7 in-market acquisitions
representing $3.3MM annualized
patient revenue
2Q11 2Q10
Cash flow from operating activities
Net income and non-cash items 11,107 $        10,038 $
Working capital items 797               (8)
Cash flow from operating activities 11,904           10,030
Maintenance capital expenditures (3,450)           (801)
Free cash flow before growth investments 8,454             9,229
Growth capital expenditures (1,019)           (1,307)
Acquisitions (2,563)           (19,798)
Cash flow before financing activities 4,872 $          (11,876) $
(thousands)

Capitalization
Debt to Total Capitalization
35% 36% 34%
32%
Leverage
• $87 million debt
• 1.8x debt/EBITDA (bank
compliance calculation)
• $60 million available for borrowing
under credit facility (bank
compliance calculation)
Senior Indebtedness
• Renegotiated May 2011
• $180MM facility
• May 2016 maturity
• Reduced borrowing rates
• Increased share repurchase
• Participants
• Bank of America
• KeyBank
• RBS Citizens
• Wells Fargo
• Toronto Dominion
• Union Bank
30%
($ millions)
$0
$100
$200
$300
Jun '10 Sep '10 Dec '10 Mar '11 Jun '11
Equity Debt

$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
2010
6 mos '10
6 mos '11
Reported EPS
After-tax Amortization Expense

American Dental Partners

(a) See Appendix for reconciliation of non-GAAP items.
(b) Calculated at $13.25 share price and trailing twelve months ended June 30, 2011 financial results.
Diluted Earnings per Share
}+56%
}+42%
}+65%
(a)
TTM PE(b)
Diluted Reported EPS 0.75       18x
Diluted non-GAAP EPS (a) 1.12       12x
+49% -33%

Return on Market Value
2010 Jun '10 Jun '11 TTM
Cash flow from operations 36.3 $               17.7 $               25.4 $               44.0 $
Maintenance capital expenditures 4.7                   1.6                   5.4                   8.5 $
Free cash flow 31.6 $               16.1 $               20.0 $               35.5 $
Diluted shares outstanding 15.8
Share price 13.25 $
Market value of equity 209.4 $
Cash flow from operations/market value equity 21.0%
Free cash flow/market value equity 17.0%
6 Months
(millions, except per share amount)

Operating Comments
•
Financial results negatively impacted by:
Economy (employment and retail spending both weak)
AHCCCS reimbursement decrease
Texas pediatric Medicaid performance:
9 facilities operational in 2Q11 as compared to 4 facilities in 2Q10
Facility EBITDA loss of $59,000 in 2Q11 as compared to loss of
$126,000 in 1Q11
Facilities operational in 2Q10 had EBITDA of $77,000 in 2Q11 as compared to a loss of $212,000 in 2Q10
Anticipate 3 de novos in 3Q11 and 5 de novos in 4Q11

Operating Comments
•
Specialty care performance:
14% patient revenue growth
Continuing reinvesment in the business:
Technology initiatives – 42 EDR implementations the second half of 2011 and 126 facilities utilizing EDR by the end of the year
De novos – 15 approved for construction and 9 currently being evaluated
Acquisitions – in-market pipeline robust

12 Appendix

Non-GAAP Financial Measures
•
•
Patient Revenue of the Affiliated Practices
•
Appendix
This presentation includes non-GAAP financial measures.  In accordance with the requirements of Regulation G of the
Securities and Exchange Commission, please see the attached financial tables for a presentation of the most comparable
GAAP measures, the reconciliation to the nearest GAAP measure and all additional reconciliations required by Regulation G.
The Company believes non-GAAP financial measures, such as adjusted net earnings and adjusted net earnings excluding service agreement amortization, are important financial measures for understanding its financial performance.  The Company incurs significant amortization expense related to its service agreements in contrast to many companies, in the same and other industries, that do not amortize intangibles based on authoritative literature for goodwill and other intangible assets.
Expenses related to the Company’s debt refinancing and professional fees related to the Company’s acquisitions have also been excluded from the Company’s non-GAAP financial measures.  The Company believes these items should be presented separately due to their magnitude and non-recurring impact to the Company’s ongoing operations.  The primary limitations associated with the Company’s use of non-GAAP measures are that these measures may not be directly comparable to the amounts reported by other companies.  Management compensates for these limitations by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in this presentation.
The Company does not consolidate the financial statements of the practices affiliated with the Company by means of service agreements with its financial statements.  Patient revenue of the affiliated practices is, however, a financial measure used by the Company’s management to monitor operating performance and to help identify and analyze trends of the affiliated practices that may affect the Company’s business. Most of the operating expenses incurred by the Company, pursuant to the service agreements, are on behalf of the affiliated practices in the operation of dental facilities. These expenses are significantly affected by the patient revenue of the affiliated practices.

Non-GAAP EPS Reconciliation
2010 2011 2010
Net earnings (as reported) 10,339 $  2,629 $   3,112 $
Add:  Write-off of expenses associated with debt refinancing, net of tax (a) 370         219         370
Add:  Expenses associated with Cincinnati Dental Services acquisition, net of tax (a) 203         -          123
Adjusted net earnings 10,912    2,848      3,605
Add:  Amortization related to service agreements, net of tax (a) 5,960      1,506      1,475
Adjusted net earnings excluding service agreement amortization 16,872 $  4,354 $   5,080 $
Weighted average diluted shares outstanding 15,965    15,753    16,056
Diluted adjusted net earnings per share 0.68 $     0.18 $     0.22 $
Diluted adjusted net earnings excluding service agreement amortization per share 1.06 $     0.28 $     0.32 $
(a) Tax effected at effective tax rate in the period reported.
Q2
(thousands, except per share amt)

15